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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 26, 2004

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                                ATMEL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       0-19032                77-0051991
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(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)

                              2325 Orchard Parkway
                               San Jose, CA 95131
          (Address of principal executive offices, including zip code)

                                 (408) 441-0311
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure


      On October 26, 2004, Atmel Corporation issued a press release discussing its financial results for the third quarter ending September 30, 2004. The press release is attached as Exhibit 99.1.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.       Description
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99.1              Press release, dated as of October 26, 2004, entitled "Atmel
                  Reports Third Quarter Earnings Results"


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Atmel Corporation
                                                 (Registrant)

                                                 By: /s/ Francis Barton
                                                    --------------------------
                                                    Francis Barton
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date: October 26, 2004


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press release, dated as of October 26, 2004, entitled "Atmel Reports Third Quarter Earnings Results"